UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

SCHEDULE 14A

___________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant	☐

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AIMFINITY INVESTMENT CORP. I

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIMFINITY INVESTMENT CORP. I

221 W 9th St, PMB 235
Wilmington, Delaware 19801

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
IN LIEU OF AN ANNUAL GENERAL MEETING

TO THE SHAREHOLDERS OF AIMFINITY INVESTMENT CORP. I:

You are cordially invited to attend an extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Extraordinary Meeting”) of Aimfinity Investment Corp. I (the “Company,” “AIMA,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 10:30 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on December 30, 2024, for which you must register in advance at: [    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), which currently provides that the Company has until April 28, 2024 to complete a business combination, and may, by resolutions of the board of directors of the Company (the “Board”) if requested by Aimfinity Investment LLC (the “Sponsor”), without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination (the “Combination Period”) up to nine times, each by an additional one-month extension (“Existing Monthly Extension”), for a total of up of nine months to January 28, 2025, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), which provides that the Company has until January 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to October 28, 2025; and

2.      Proposal No. 2 — Director Re-election Proposal — A proposal by ordinary resolution, to approve the re-election of Kevin D. Vassily as Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified (such proposal, the “Director Re-election Proposal”);

3.      Proposal No. 3 — Auditor Appointment Proposal — A proposal by ordinary resolution, to ratify the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (such proposal, the “Auditor Appointment Proposal” and, together with the Charter Amendment Proposal and the Director Re-election Proposal, collectively, the “Proposals”); and

4.      Proposal No. 4 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the shareholders approve the Charter Amendment Proposal, the Company will have until January 28, 2025 (the “Initial Termination Date”) to consummate an initial business combination, and, without the need for any further approval of the Company’s shareholders, at the request by the Sponsor, the Company may by resolution of our Board elect to extend the Combination Period up to nine times, each by an additional one-month extension (each a “New Monthly Extension”), for a total of up to nine months to October 28, 2025 (the “Extended Termination

Date”). For each New Monthly Extension, our Sponsor or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) the lesser of (i) $[    ] for all remaining public shares, and (ii) an amount equal to $[    ] for each remaining public share at the time of such deposit (each, a “New Monthly Extension Fee”). If there is (i) no redemption of the public shares, the New Monthly Extension Fee will be $[    ], (ii) a 50% redemption of the public shares, the New Monthly Extension Fee will be $[    ], and (iii) an 80% redemption of the public shares, the New Monthly Extension Fee will be approximately $[    ]. The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by the 28th of each succeeding month until September 28, 2025.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated in the Business Combination Agreement, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete the Docter Business Combination. The Company’s Existing Charter currently provides that the Company has until January 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. In the event that the Company does not consummate the Docter Business Combination before January 28, 2025, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Further, the Existing Charter provides that the Company may amend the Existing Charter by special resolution to extend the Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. To afford the Company more time and flexibility, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal to extend the Combination Period. If the Charter Amendment Proposal is approved, the Company will have until the Initial Termination Date to consummate the Docter Business Combination, and may, by resolution of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional New Monthly Extension to the Extended Termination Date, subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account in accordance with terms as set out in the Charter Amendment.

Notwithstanding the foregoing, if (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before January 28, 2025, AIMA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the

Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal”, of this proxy statement.

The purpose of the Director Re-election Proposal is to re-elect Mr. Kevin D. Vassily as the Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified. For further details about the reasons for the Director Re-election Proposal, see the section of this proxy statement titled “Proposal No. 2 — The Director Re-election Proposal — Reasons for the Director Re-election Proposal.”

The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For further details about the reasons for the Auditor Appointment Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Appointment Proposal — Reasons for the Auditor Appointment Proposal.”

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Board has fixed the close of business on November 27, 2024 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

The units offered in our initial public offering are currently traded on Nasdaq under the symbol “AIMAU”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMBU”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMAW”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the prospectus of the Company filed with the SEC on April 26, 2022 (the “IPO Prospectus”) and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

In connection with the Charter Amendment Proposal and pursuant to the final prospectus of the Company filed on April 26, 2022 with the SEC in connection with its initial public offering (File No. 333-263874) (“IPO Prospectus”), and the Existing Charter, a public shareholder may elect to redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is not proceeded, the Company will be required to liquidate and dissolve its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed Timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal at the Extraordinary Meeting, if the Charter Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Existing Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PURSUANT TO THE IPO PROSPECTUS, THE EXISTING CHARTER AND WARRANT AGREEMENT, PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL SHALL SUBMIT THEIR NEW UNITS (SYMBOL “AIMBU”, CUSIP G0135E 142) FOR REDEMPTIONS. PUBLIC SHAREHOLDERS WHO HOLD UNITS OF THE COMPANY (SYMBOL “AIMAU”, CUSIP G0135E 100) NEED TO SEPARATE THEIR UNITS INTO NEW UNITS AND CLASS 1 WARRANTS (SYMBOL “AIMAW”, CUSIP G0135E 126) BEFORE SUBMITING YOUR REDEMPTION REQUESTS. PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL, DO NOT NEED TO SEPARATE YOUR NEW UNITS, AND MAY SUBMIT NEW UNITS FOR REDEMPTION. THE PUBLIC SHARES UNDERLYING THE NEW UNITS WILL BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND THE CLASS 2 WARRANTS UNDERLYING THE NEW UNITS WILL BE FORFEITED AND CANCELLED.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES UNDERLYING THE NEW UNITS ON OR BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR NEW UNIT CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE NEW UNITS FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[    ] per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding public shares. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The closing price of the New Units as of the Record Date was $[    ]. Accordingly, if the market price of the New Units were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[    ] more per share than if the New Units were sold in the open market (based on the estimated per share redemption price as of the Record Date). However, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

The approval of the Director Re-election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Auditor Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal, and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” each of the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal, and, if presented, the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Extraordinary Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Extraordinary Meeting. The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your Units or New Units in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary Meeting. In this regard, you must provide the record holder of your Units or New Units with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Extraordinary Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Extraordinary Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR NEW

UNITS TO AIMA’S TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THE PUBLIC SHARES UNDERLYING THE NEW UNITS SHALL NOT BE REDEEMED AND THE NEW UNITS SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the proxy statement containing detailed information about the Extraordinary Meeting, the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary Meeting, AIMA urges you to read this material carefully and vote your shares.

By Order of the Board of Directors,	[ ]
I-Fa Chang
Chairman of the Board of Directors

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U.S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROXY STATEMENT — DATED [December 6], 2024

AIMFINITY INVESTMENT CORP. I

221 W 9th St, PMB 235
Wilmington, Delaware 19801

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
IN LIEU OF AN ANNUAL GENERAL MEETING

TO BE HELD ON DECEMBER 30, 2024

An extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Extraordinary Meeting”) of Aimfinity Investment Corp. I (the “Company,” “AIMA,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 10:30 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on December 30, 2024, for which you must register in advance at: [    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), which currently provides that the Company has until April 28, 2024 to complete a business combination, and may, by resolutions of the board of directors of the Company (the “Board”) if requested by Aimfinity Investment LLC (the “Sponsor”), without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination (the “Combination Period”) up to nine times, each by an additional one-month extension (“Existing Monthly Extension”), for a total of up of nine months to January 28, 2025, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), which provides that the Company has until January 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to October 28, 2025; and

2.      Proposal No. 2 — Director Re-election Proposal — A proposal by ordinary resolution, to approve the re-election of Kevin D. Vassily as Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified (such proposal, the “Director Re-election Proposal”);

3.      Proposal No. 3 — Auditor Appointment Proposal — A proposal by ordinary resolution, to ratify the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (such proposal, the “Auditor Appointment Proposal” and, together with the Charter Amendment Proposal and the Director Re-election Proposal, collectively, the “Proposals”); and

4.      Proposal No. 4 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the shareholders approve the Charter Amendment Proposal, the Company will have until January 28, 2025 (the “Initial Termination Date”) to consummate an initial business combination, and, without the need for any further approval of the Company’s shareholders, at the request by the Sponsor, the Company may by resolution of our

Board elect to extend the Combination Period up to nine times, each by an additional one-month extension (each a “New Monthly Extension”), for a total of up to nine months to October 28, 2025 (the “Extended Termination Date”). For each New Monthly Extension, our Sponsor or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) the lesser of (i) $[    ] for all remaining public shares, and (ii) an amount equal to $[    ] for each remaining public share at the time of such deposit (each, a “New Monthly Extension Fee”). If there is (i) no redemption of the public shares, the New Monthly Extension Fee will be $[    ], (ii) a 50% redemption of the public shares, the New Monthly Extension Fee will be $[    ], and (iii) an 80% redemption of the public shares, the New Monthly Extension Fee will be approximately $[    ]. The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by the 28th of each succeeding month until September 28, 2025.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated in the Business Combination Agreement, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete the Docter Business Combination. The Company’s Existing Charter currently provides that the Company has until January 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. In the event that the Company does not consummate the Docter Business Combination before January 28, 2025, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Further, the Existing Charter provides that the Company may amend the Existing Charter by special resolution to extend the Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. To afford the Company more time and flexibility, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal to extend the Combination Period. If the Charter Amendment Proposal is approved, the Company will have until the Initial Termination Date to consummate the Docter Business Combination, and may, by resolution of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional New Monthly Extension to the Extended Termination Date, subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account in accordance with terms as set out in the Charter Amendment.

Notwithstanding the foregoing, if (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before January 28, 2025, AIMA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal”, of this proxy statement.

The purpose of the Director Re-election Proposal is to re-elect Mr. Kevin D. Vassily as the Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified. For further details about the reasons for the Director Re-election Proposal, see the section of this proxy statement titled “Proposal No. 2 — The Director Re-election Proposal — Reasons for the Director Re-election Proposal.”

The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For further details about the reasons for the Auditor Appointment Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Appointment Proposal — Reasons for the Auditor Appointment Proposal.”

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Board has fixed the close of business on November 27, 2024 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

The units offered in our initial public offering are currently traded on Nasdaq under the symbol “AIMAU”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMBU”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMAW”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the prospectus of the Company filed with the SEC on April 26, 2022 (the “IPO Prospectus”) and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

In connection with the Charter Amendment Proposal and pursuant to the final prospectus of the Company filed on April 26, 2022 with the SEC in connection with its initial public offering (File No. 333-263874) (“IPO Prospectus”), and the Existing Charter, a public shareholder may elect to redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is not proceeded, the Company will be required to liquidate and dissolve its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed Timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal at the Extraordinary Meeting, if the Charter Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Existing Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PURSUANT TO THE IPO PROSPECTUS, THE EXISTING CHARTER AND WARRANT AGREEMENT, PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL SHALL SUBMIT THEIR NEW UNITS (SYMBOL “AIMBU”, CUSIP G0135E 142) FOR REDEMPTIONS. PUBLIC SHAREHOLDERS WHO HOLD UNITS OF THE COMPANY (SYMBOL “AIMAU”, CUSIP G0135E 100) NEED TO SEPARATE THEIR UNITS INTO NEW UNITS AND CLASS 1 WARRANTS (SYMBOL “AIMAW”, CUSIP G0135E 126) BEFORE SUBMITING YOUR REDEMPTION REQUESTS. PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL, DO NOT NEED TO SEPARATE YOUR NEW UNITS, AND MAY SUBMIT NEW UNITS FOR REDEMPTION. THE PUBLIC SHARES UNDERLYING THE NEW UNITS WILL BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND THE CLASS 2 WARRANTS UNDERLYING THE NEW UNITS WILL BE FORFEITED AND CANCELLED.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES UNDERLYING THE NEW UNITS ON OR BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR NEW UNIT CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE NEW UNITS FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[    ] per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding public shares. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The closing price of the New Units as of the Record Date was $[    ]. Accordingly, if the market price of the New Units were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[    ] more per share than if the New Units were sold in the open market (based on the estimated per share redemption price as of the Record Date). However, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

The approval of the Director Re-election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Auditor Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Only record holders of the Company’s Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. As of the Record Date, there were 3,604,998 issued and outstanding Class A Ordinary Shares, including 3,112,998 public shares issued and outstanding, and 2,012,500 issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with any of the Proposals.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

i

Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•        our ability to obtain approval for the Proposals;

•        our ability to complete the initial business combination;

•        the amount of redemptions by our public shareholders;

•        the market price and liquidity of our public securities;

•        the per-share redemption price; or

•        the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the IPO Prospectus and the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, this proxy statement and other reports filed by AIMA with the SEC. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Questions And Answers About the Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary Meeting and the proposals to be presented at the Extraordinary Meeting. The following questions and answers do not include all the information that is important to AIMA shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary Meeting and the voting procedures for the Extraordinary Meeting, which will be held at 10:30 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on December 30, 2024, for which you must register in advance at: [    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary Meeting, which will be held on April 23, 2024, at 11:00 a.m., Eastern Time. The Extraordinary Meeting will be held at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference, for which you must register in advance at: [    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary Meeting.

AIMA is a blank check company incorporated as a Cayman Islands exempted company on July 26, 2021. AIMA was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Following the closing of the IPO and the partial exercise of the underwriters’, over-allotment option on April 28, 2022, and the respective concurrent sales of private units to our Sponsor (the “Private Units”), an aggregate amount of $82,110,000 of gross proceeds was placed in the Trust Account.

As of the Record Date, As of the Record Date, there were 3,604,998 issued and outstanding Class A Ordinary Shares, including 3,112,998 public shares issued and outstanding, and 2,012,500 issued and outstanding Class B Ordinary Shares. There is approximately $[    ] million remaining in the Trust Account as of the Record Date.

The Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) currently provide that the Company has until January 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. In the event that the Company does not consummate the Docter Business Combination by January 28, 2025, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem the public shares to the holders of public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Further, the Existing Charter provides that the Company may amend the Charter by special resolution to extend the Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

The units offered in our initial public offering are currently traded on Nasdaq under the symbol “AIMAU”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMBU”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMAW”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the Company’s IPO Prospectus and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

To afford the Company more time and flexibility, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal, pursuant to which, once approved, the Company has until the Initial Termination Date to consummate the Docter Business Combination, and may, by resolutions of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional New Monthly Extension to the Extended Termination Date, by the deposit of the lesser of (i) $[    ] for all remaining public shares and (ii) an amount equal to $[    ] for each public share at the time of such deposit (each, a “Monthly Extension Fee”) by the Sponsor or its affiliates or designees into the Trust Account.

Therefore, the Board is submitting the Charter Amendment Proposal as described in this proxy statement for the shareholders to vote upon.

Q:     What are the specific proposals on which I am being asked to vote at the Extraordinary Meeting?

A:     You are being asked to vote on each of the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal, the Adjournment Proposal. The proposals are listed below:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), which currently provides that the Company has until April 28, 2024 to complete a business combination, and may, by resolutions of the board of directors of the Company (the “Board”) if requested by Aimfinity Investment LLC (the “Sponsor”), without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination (the “Combination Period”) up to nine times, each by an additional one-month extension (“Existing Monthly Extension”), for a total of up of nine months to January 28, 2025, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), which provides that the Company has until January 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to October 28, 2025; and

2.      Proposal No. 2 — Director Re-election Proposal — A proposal by ordinary resolution, to approve the re-election of Kevin D. Vassily as Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified (such proposal, the “Director Re-election Proposal”);

3.      Proposal No. 3 — Auditor Appointment Proposal — A proposal by ordinary resolution, to ratify the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (such proposal, the “Auditor Appointment Proposal” and, together with the Charter Amendment Proposal and the Director Re-election Proposal, collectively, the “Proposals”); and

4.      Proposal No. 4 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote. Each of the Proposals is more fully described in the accompanying proxy statement. For further details about the reasons for the Charter Amendment Proposal, the Director Re-election Proposal and the Auditor Appointment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal,” “Proposal No. 2 — The Director Re-election Proposal — Reasons for the Director Re-election Proposal” and “Proposal No. 3 — The Auditor Appointment Proposal — Reasons for the Auditor Appointment Proposal,” respectively.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated herein, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the Proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     What are the purposes of the proposals?

A:     The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete the Docter Business Combination.

The Existing Charter currently provides that the Company has until January 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. If AIMA does not complete an initial business combination by January 28, 2025, unless further extended, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before the Prescribed Timeline, AIMA will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The purpose of the Director Re-election Proposal is to re-elect Mr. Kevin D. Vassily as the Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified. For further details about the reasons for the Director Re-election Proposal, see the section of this proxy statement titled “Proposal No. 2 — The Director Re-election Proposal — Reasons for the Director Re-election Proposal.”

The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For further details about the reasons for the Auditor Appointment Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Appointment Proposal — Reasons for the Auditor Appointment Proposal.”

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to the Existing Charter.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment.

Q:     Why should I vote “FOR” the Charter Amendment Proposal?

A:     The approval of the Charter Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal to allow us more time and flexibility to complete the Docter Business Combination.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal will allow the Company to have more time and flexibility to complete the Docter Business Combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

Q:     What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Charter Amendment Proposal is approved?

A:     If the Charter Amendment Proposal is approved, based on the balance of the Trust Account as of the Record Date, assuming the Company is going to consummate a business combination or liquidate if not able to complete a business combination within the prescribed timeline after effectuating 9 New Monthly Extensions in full and before October 28, 2025, it is estimated that public shareholders will receive approximately $[__] per public shares, based on the estimated amount in the Trust Account of approximately $[__] million without giving effect to any redemptions of public shareholders in connection with this Extraordinary Meeting or any in the further as applicable and the interest earned on the funds held in the Trust Account and the amount that may be released to us to pay the Company’s taxes (less up to $100,000 of interest to pay dissolution expenses).

Q:     Why should I vote “FOR” the Director Re-election Proposal?

A:     The term of the current Class I director, Mr. Kevin D. Vassily, will expire at this Extraordinary Meeting. The purpose of the Director Re-election Proposal is to re-elect Mr. Kevin D. Vassily as the Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified.

For further details about the reasons for the Director Re-election Proposal, see the section of this proxy statement titled “Proposal No. 2 — The Director Re-election Proposal — Reasons for the Director Re-election Proposal.”.

Q:     Why should I vote “FOR” the Auditor Appointment Proposal?

A:     The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. However, if our shareholders do not approve the selection of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Board and audit committee may reconsider the selection of MaloneBailey, LLP as our independent registered public accounting firm.

MaloneBailey, LLP has served as the Company’s independent registered public accounting firm since May 2023. Representatives of MaloneBailey, LLP are not expected to be present at the Extraordinary Meeting to answer questions.

For further details about the reasons for the Auditor Appointment Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Appointment Proposal — Reasons for the Auditor Appointment Proposal.”

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the Board postpone the Extraordinary Meeting?

A:     The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 22.9 of the Existing Charter. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not be able to transfer, assign or sell such shares.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions.

The Company requests that public shareholders (i) indicate their intention to make a redemption withdrawal and (ii) make the redemption withdrawal.

Notwithstanding shareholder approval of the Charter Amendment Proposals or the number of Redemption Elections (taking into account any redemption withdrawal) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 22.9 of the Current MAA.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Extraordinary Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares constitutes a quorum at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the Sponsor, directors and officers of the Company, and certain former directors and officers of the Company (such certain former directors and officers of the Company are hereinafter referred as the “Initial Shareholders”, and together with the Sponsor, directors and officers of the Company, the “Insiders”), who own approximately 38.66% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so AIMA does not expect there to be any broker non-votes at the Extraordinary Meeting. If a quorum is not present within half an hour from the time appointed for the Extraordinary Meeting to commence, the Extraordinary Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary Meeting. If a quorum is not present within half an hour from the time appointed for the Extraordinary Meeting to commence, the Extraordinary Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:     What vote is required to approve the Proposals presented at the Extraordinary Meeting?

A:     Approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

Approval of the Director Re-election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Auditor Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Q:     How do the Company Insiders intend to vote their shares?

A:     On the Record Date, the Insiders owned and were entitled to vote an aggregate of 2,504,500 Ordinary Shares, representing approximately 38.66% of AIMA’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Proposals.

Q:     Does the Board recommend voting for the approval of the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal and, if presented, the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal and, if presented, the Adjournment Proposal.

Q:     What happens if I sell my Units or New Units before the Extraordinary Meeting?

A:     The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your Units or New Units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your Units or New Units prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your Units or New Units after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q:     What if I do not want a Proposal to be approved?

A:     If you do not want a Proposal to be approved, you must vote against the Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Proposals. If the Charter Amendment Proposal is approved, and the Charter Amendment is implemented, then the funds will be withdrawn from the Trust Account and paid to the redeeming public shareholders in connection with the Redemption Election.

Q;     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than the Charter Amendment as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the votes of two-thirds (2/3) of the Ordinary Shares issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares.

Q:     What happens if the Charter Amendment Proposal is not approved?

A:     If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, AIMA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment

Proposal. If the Adjournment Proposal is not approved by AIMA’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary Meeting to approve the Charter Amendment Proposal.

The Company currently has until January 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised). If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before January 28, 2025, AIMA will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Neither of the Charter Amendment Proposal and the Adjournment Proposal is cross-conditioned on the approval of each other. If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, AIMA may move to adjourn the Extraordinary Meeting to such later date or dates to permit further solicitation and vote of proxies. AIMA also reserves the right to move to adjourn the Extraordinary Meeting sine die in the event that the Board determines before the Extraordinary Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal. In those events, at the Extraordinary Meeting AIMA will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal. If the Charter Amendment Proposal are approved at the Extraordinary Meeting, the Adjournment Proposal will not be presented.

Q:     If the Charter Amendment Proposal is approved, what happens next?

A:     If the Charter Amendment Proposal is approved, the Company would have until January 28, 2025 to consummate the Docter Business Combination, and the Company may, by resolutions of the Board if requested by the Sponsor, without the need for further approval of the Company’s shareholders, extend the period of time to consummate the Docter Business Combination up to nine times, each by an additional New Monthly Extension (for a total of nine months up to October 28, 2025), subject to the Sponsor or its affiliates or designees depositing New Monthly Extension Fee into the Trust Account in accordance with terms as set out in the Charter Amendment. However, pursuant to its Existing Charter, AIMA will not implement the Charter Amendment Proposal if AIMA will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Redemption Elections will reduce the amount remaining in the Trust Account and increase the percentage interest of AIMA held by the Insiders and their affiliates.

Q:     If I do not redeem my shares now, would I still be able to vote on a business combination and exercise my redemption rights with respect to such business combination?

A:     Yes. If you do not redeem your shares in connection with the Charter Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, then, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on a business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Charter, as amended.

Q:     When and where will the Extraordinary Meeting be held?

A:     The Extraordinary Meeting will be held at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference, for which you must register in advance at: [    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Extraordinary Meeting in person and you are also encouraged to attend the Extraordinary Meeting virtually at your convenience.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on November 27, 2024, the Record Date for the Extraordinary Meeting, you may vote with respect to the proposals in person or virtually at the Extraordinary Meeting, or by completing, signing, dating and returning the enclosed proxy card (in the form attached as Annex B) in the postage-paid envelope provided.

If you are a holder of record on the Record Date, you may vote in person at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card (in the form attached as Annex B) in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person if you have already voted by proxy.

The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary Meeting or by voting in person at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your Units or New Units are held in street name, and you wish to attend the Extraordinary Meeting and vote at the Extraordinary Meeting, you must bring to the Extraordinary Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

The form of the proxy card is attached as Annex B.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

Approval of the Director Re-election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Auditor Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Extraordinary Meeting are “non-routine” matters and therefore, AIMA does not expect there to be any broker non-votes at the Extraordinary Meeting.

If you hold your Units or New Units in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Extraordinary Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     What interests do the Company’s Insiders have in the approval of the Proposals?

A:     Aside from their interests as shareholders, the Insiders have interests that differ from the interests of other shareholders generally. For more details, see the sections of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company,” and “Beneficial Ownership of Securities.”

Q:     What if I object to the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal, and/or the Adjournment Proposal? Do I have appraisal rights?

A:     Shareholders do not have appraisal rights in connection with any of the Charter Amendment Proposal, the Director Re-election Proposal, the Auditor Appointment Proposal or, if presented, the Adjournment Proposal under Cayman Islands law.

Q:     What happens to the Company’s Warrants if the Charter Amendment Proposal is not approved?

A:     If the Charter Amendment is not approved and the Company has not consummated an initial business combination before January 28, 2025 the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event the Company winds up.

Q:     How do I exercise my redemption rights?

A:     If you are a public shareholder and wish to exercise your right to redeem your public shares, you must:

(a)     separate your Units into New Units and Class 1 Warrants, if applicable;

(b)    hold New Units;

(c)     submit a written request to VStock, the Transfer Agent in which you request that AIMA redeem all or a portion of your public shares underlying the New Units for cash; and

(d)    tender your New Units by either delivering your certificate (if any) and other redemption forms to the Transfer Agent or by delivering your New Units electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their public shares underlying the New Units in the manner described above prior to the scheduled vote at the Extraordinary Meeting in order for their shares to be redeemed.

The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your New Units in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any public shareholder will be entitled to request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. As of the Record Date, this would have amounted to approximately $[    ] per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public shareholders electing to redeem their Class A Ordinary Shares in the Amendment Redemption will be distributed promptly after the Extraordinary Meeting.

Any request for Amendment Redemption, once made by a public shareholder, may be withdrawn (with the consent of the Board (which they may do in whole or in part)) at any time (the “Amendment Redemption Withdrawal Deadline”). If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that AIMA instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to the scheduled vote at the Extraordinary Meeting.

If a public shareholder properly makes a request for Amendment Redemption and the New Units are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, AIMA will redeem such Class A Ordinary Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. The Class 2 Warrants attached to the redeemed public shares will be automatically forfeited and cancelled without any action by the holders.

If a public shareholder exercises his, her or its redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its public shares for cash and will no longer own those shares and will lose the Class 2 Warrants automatically.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by January 28, 2025 (or up to October 28, 2025 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 28, 2025 (or up to October 28, 2025 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 28, 2025 (or up to October 28, 2025 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on January 28, 2025 (or up to October 28, 2025 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares.

Q:     Will I lose Class 2 Warrants if I exercise my redemption right?

A:     Although you have the right to have your Class A ordinary shares redeemed in our initial business combination or in a shareholder vote in connection with the Charter Amendment proposal, if you do so you will lose your Class 2 Warrants associated with those shares. This is different from other special purpose acquisition companies, which generally provide that holders of shares that are redeemed can keep the warrants associated with those shares.

Q:     If I vote for or against the Charter Amendment Proposal, can I still exercise my redemption rights?

A:     Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, you may elect to redeem your public shares, provided that the Charter Amendment is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” above for further information on how to exercise redemption rights.

Q:     Is the Company subject to the Investment Company Act of 1940?

A:     The Company’s registration statement on Form S-1 in connection with its initial public offering (the “IPO”) (File No. 333-263874) was declared effective by the U.S. Securities and Exchange commission on April 25, 2022 and the Company completed its IPO on April 28, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination.

On January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”), relating to, among other things, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and the Company’s public shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares and warrants following such a transaction, and our warrants would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Ordinary Shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Extraordinary Meeting?

A:     The Company will pay the cost of soliciting proxies for the Extraordinary Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Where do I find the voting results of the Extraordinary Meeting?

A:     We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a public shareholder and you intend to seek redemption of your shares, you will need to deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to the scheduled vote at the Extraordinary Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:

VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598
Attn: Chief Executive Officer

You may also contact the Company at:

Aimfinity Investment Corp. I
221 W 9th St, PMB 235
Wilmington, Delaware 19801

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Risk Factors

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on April 26, 2022, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 12, 2024 and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial business combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated by January 28, 2025 (or up to October 28, 2025, if extended). Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

The Company’s proposed extension of the time allows the Company to consummate the Docter Business Combination beyond April 25, 2025, the 36-month anniversary of the effectiveness of its initial public offering registration statement, and as a result, Nasdaq may suspend trading in the Company’s securities or delist the Company’s securities from Nasdaq if the Company has not completed its business combination. If the Company’s securities are delisted from Nasdaq, the Company’s Class A ordinary shares would be deemed a “penny” stock and the Company would become subject to the requirements of Rule 419 to which it is not currently subject. This may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Proposed Business Combination.

The Company’s Units, New Units and Class 1 Warrants are listed on Nasdaq. Nasdaq IM-5101-2 requires that the Company, a special purpose acquisition company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be April 25, 2025. If the Company is unable to complete an initial business combination by April 25, 2025 and seeks to extend beyond such 36-month period, such extension would violate Nasdaq IM-5101-2. Effective on October 7, 2024, Nasdaq Rule 5815 was amended to provide for the immediate suspension and delisting upon issuance of a delisting determination letter to an issuer for failure to meet the requirements of Nasdaq IM5101-02. Accordingly, the Company will face immediate suspension and delisting of its securities once the Company receives a delisting determination letter from Nasdaq after the 36-month window ends on April 25, 2025. Pursuant to Nasdaq Rule 5815, as amended, Nasdaq may only reverse its delisting determination if it finds that it made a factual error in applying Nasdaq Rule 5815, as amended. If Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, we expect the Company’s securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        a decreased ability to issue additional securities or obtain additional financing in the future; and

•        the Company may be deemed a less attractive merger partner for a target company or business.

We also note that if Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, it may affect the Company’s ability to consummate the Docter Business Combination. We note that under the Merger Agreement, the Company’s maintaining its listing on the Nasdaq Stock Market is not a condition precedent to closing of the Proposed Business Combination, however, the listing of the securities of Aimfinity Investment Merger Sub I, i.e. the PubCo, on Nasdaq is a condition precedent to closing of the Docter Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the PubCo securities on Nasdaq, such as the PubCo’s ability to meet the listing requirements for Nasdaq, like the minimum per share bid price and the market value of unrestricted publicly held shares.

If the Company’s securities are delisted from Nasdaq, the Company’s Class A ordinary shares could become subject to the regulations of the SEC relating to the market for “penny stocks.” Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Under Rule 3a51-1, the term “penny stock” means any equity security, unless it fits within certain enumerated exclusions including being listed on a national securities exchange, such as Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). The Company currently relies on the Exchange Rule to not be deemed a penny stock issuer (and consequently a “blank check company” under Rule 419). If the Company is deemed a “blank check company” as defined under Rule 419, it may become subject to additional restrictions on the trading of its securities. Among those restrictions is that brokers trading in the securities of a blank check company under Rule 419 adhere to more stringent rules, including being subject to the depository requirements of Rule 419.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s Class A ordinary shares. For example, brokers trading in the Company’s Units or New Units would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s Class A ordinary shares are a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s securities. If the Company’s Class A ordinary shares are subject to the “penny stock” rules, the holders of our securities may find it more difficult to sell their securities. This may also result in us no longer being an attractive merger partner if our securities are no longer listed on an exchange, which may impact our ability to complete the Docter Business Combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s securities are listed on Nasdaq, such securities qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the securities were no longer listed on Nasdaq, these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

BACKGROUND

We are a blank check exempted company incorporated in the Cayman Islands on July 26, 2021 with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor, our officers, directors or their affiliates.

On April 28, 2022, we consummated the IPO of 8,050,000 Units, which included 1,050,000 Units issued upon the partial exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A Ordinary Share, $0.0001 par value per share, one Class A Warrant, one-half of one Class B Warrant (each, a “Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $80,500,000. The Class 1 Warrant and Class 2 Warrants have similar terms, except that the Class 1 Warrants separated and began separate trading on June 16, 2022 (the 52nd day following the effective date of the IPO). Holders have the option to continue to hold the Units or separate the Class 1 Warrants from the Units. Separation of the Class 1 Warrants from the Units will result in new units consisting of one Class A ordinary share and one-half of one Class 2 Warrant (the “New Units”). Holders will need to have their brokers contact the Company’s transfer agent in order to separate the Units into Class 1 Warrants and New Units consisting of one Class A ordinary share and one-half of one Class 2 Warrant. Additionally, the Units and the New Units will automatically separate into their component parts and will not be traded after completion of the initial business combination.

The proceeds of $82,110,000 in the aggregate from the IPO and the Private Placement, were placed in the Trust Account.

On June 14, 2022, the Company announced that holders of the Company’s Units may elect to separately the Units into Class 1 Warrants and New Units, commencing on June 16, 2022, for the Class 1 Warrants and New Units to separately trade on the Nasdaq Global Market under the symbols “AIMBW” and “AIMBU”, respectively. Any Units not separated would continue to trade under the symbol “AIMAU”.

As of the date of this proxy statement, we have not entered into any definitive agreements, for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

Under the Existing Charter, Company initially had until April 28, 2024 to complete an initial business combination. However, if the Company anticipated that it may not be able to consummate a Business Combination by April 28, 2024, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination up to January 28, 2025.

As of the Record Date, there were 3,604,998 issued and outstanding Class A Ordinary Shares, including 3,112,998 public shares issued and outstanding, and 2,012,500 issued and outstanding Class B Ordinary Shares. There is approximately $[    ] million remaining in the Trust Account as of the Record Date.

Our management has broad discretion with respect to the specific application of the net proceeds of IPO and the Private Placements, although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination.

Extraordinary General Meeting and Extensions

Following the closing of the IPO, under the Company’s then-effective amended and restated memorandum and articles of association, the Company would have until July 28, 2023 (or January 28, 2024 if the Company extends the period of time to consummate an initial business combination) to consummate an initial business combination. On

July 27, 2023, the Company held an extraordinary general meeting of shareholders (the “First EGM”). At the First EGM, the shareholders of the Company, by special resolution, approved the proposal to amend the Company’s then effective amended and restated memorandum and articles of association (the “First Charter Amendment”) to (i) allow the Company until July 28, 2023 to consummate an initial business combination, and to (ii) elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to April 28, 2024, by depositing to the Company’s Trust Account the amount lesser of (i) $85,000 for each one-month extension or (ii) $0.04 for each Public Share for each one-month extension (the “First Charter Amendment Proposal”). Under Cayman Islands law, the First Charter Amendment took effect upon approval of the First Charter Amendment Proposal by the shareholders at the First EGM. Pursuant to the First Charter Amendment, a total of 9 one-month extensions, each in the amount of $85,000 (each, a “First Charter Amendment Monthly Extension”), were sought by the Company, with a total of $765,000 deposited by the Sponsor or its designee to the Trust Account, extending the Combination Deadline from July 28, 2023 to April 28, 2024.

On April 23, 2024, the Company held a second extraordinary general meeting of shareholders (the “Second EGM”). At the Second EGM, the shareholders of the Company, by special resolution, approved the proposal to amend the Company’s then-effective amended and restated memorandum and articles of association (the “Second Charter Amendment”) to (i) allow the Company until April 28, 2024 to consummate an initial business combination, and to (ii) elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each a “Second Charter Amendment Monthly Extension”), for a total of up to nine months to January 28, 2025 (the “Combination Deadline”), by depositing to the Company’s Trust Account the amount lesser of (i) $60,000 for each one-month extension or (ii) $0.035 for each Public Share for each one-month extension (the “Second Charter Amendment Monthly Extension”). On April 27, 2024, the Company filed the Second Charter Amendment with the Registrar of Companies of the Cayman Islands.

As of the date hereof, the Company made 6 payments for three Second Charter Amendment Monthly Extensions into Trust Account for the Public Shareholders each time in an aggregate of $60,000, resulting in an extension of the Combination Deadline by November 28, 2024.

For each payment in connection with the First Charter Amendment Monthly Extension or the Second Charter Amendment Monthly Extension, on the date such payment was deposited to the Company’s Trust Account, we issued an unsecured promissory note to I-Fa Chang to evidence the payments made by him for the deposit of such payment (in the amount of $85,000 or $60,000), as the case may be (in each case, a “Monthly Extension Note”).

Each of such Monthly Extension Notes have the same terms, except with regard to the amount. Each note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s Initial Business Combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case such Monthly Extension Note may be accelerated.

The payee of each Monthly Extension Note, I-Fa Chang, has the right, but not the obligation, to convert each Monthly Extension Note, in whole or in part, respectively, into Private Placement Units of the Company, that are identical to the Private Placement Units issued by the Company in the Private Placement consummated simultaneously with the Company’s IPO, subject to certain exceptions, as described in the Prospectus, by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Initial Business Combination. The number of Private Placement Units to be received by I-Fa Chang in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Monthly Extension Notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Docter Business Combination

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”),

Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated in the Business Combination Agreement, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

Since 2016, Docter, along with its subsidiary, Horn Enterprise Co., Ltd., has been developing a non-invasive blood sugar trend monitoring technology, alleviating the necessity for blood sampling. The Company operates Docter brand watches and employs Docter Cloud platform technologies to facilitate health monitoring, vascular elasticity tracking, and myocardial infarction prediction. Additionally, Docter has made investments in the development of biological radar wave technology to cater to those requiring long-term care or individuals experiencing sub-optimal health. In addition, Docter has recently announced that it has signed a Memorandum of Understanding (MOU) with Harvard Medical School for the purchase of 10,000 Docter watches. These watches will be utilized in a Harvard Medical School Long Covid research project, highlighting the growth potential of the Docter’s technology in advanced medical research.

Enforceability of Civil Liability

Our Chief Executive Officer, who is also our Chairman and director, and one of our independent directors, are located in Taiwan. All our remaining directors and officers are based in the United States. Our Sponsor is a limited liability company incorporated in the Cayman Islands. Further, there is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

The recognition and enforcement of foreign judgments are provided for under the Taiwan Civil Procedures Law. Taiwan courts may recognize and enforce foreign judgments in accordance with the requirements of the Taiwan Civil Procedures Law based either on treaties between Taiwan and the country where the judgment is made or on principles of reciprocity between jurisdictions. Taiwan does not have any treaties or other forms of written arrangement with the United States that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the Taiwan Civil Procedures Law, the Taiwan courts will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of Taiwan laws or national sovereignty, security or public interest. As a result, it is uncertain whether and on what basis a Taiwan court would enforce a judgment rendered by a court in the United States.

There is also uncertainty as to whether courts of the Cayman Islands would (i) recognize or enforce judgement of courts of the United States against us, our Sponsor or our directors and officers predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States; or (ii) entertain original actions brought in each respective jurisdiction against us, our Sponsor or our directors and officers predicated upon the securities laws of the United States or any state in the United States. There is no statutory enforcement in the Cayman Islands of judgments obtained in the United States. The courts of the Cayman Islands will in certain circumstances recognize and enforce a foreign judgment at common law, without any reexamination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final; (d) is not be in respect of taxes or a fine or penalty, (e) was not obtained by fraud; and (f) is not of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands. However, the Cayman Islands courts are unlikely to enforce a judgment obtained from the United States courts under civil liability provisions of the securities law of the United States if such judgment is determined by the courts of the Cayman Islands to give rise to obligations to make payments that are penal or punitive in nature. A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Potential Application of Investment Company Act

On January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”), relating to, among the other things, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the

Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and the Company’s public shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares and warrants following such a transaction, and our warrants would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

U.S. Foreign Investment Regulations

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018 (FIRRMA), and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the CFIUS. In addition, certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) that might be considered by CFIUS to be a covered transaction that CFIUS would have authority to review.

The scope of CFIUS was expanded by FIRRMA to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

If non-U.S. investors assume “control” over the Company, and our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have up to until April 28, 2024 (if the Extension Amendment Proposal is not approved) or up to January 28, 2025 (if the Extension Amendment Proposal is approved and all New Monthly Extensions are exercised), our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $[    ] per ordinary share (as of Record Date), and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

Our CEO and Chairman, I-Fa Chang, and one of our independent directors, Teng-Wei Chen, are Taiwanese citizens and residents. Our Sponsor, currently holding 1,692,500 Class B Ordinary Shares, or 26.13% of all our outstanding ordinary shares, is managed by Mr. Chang, as the manager and a member of the Sponsor. In addition to Mr. Chang (as a member holding approximately 91.138% of membership interest in the Sponsor), Mr. Chun-Cheng Hsu, as a member holding approximately 2.954% of membership interest in the Sponsor, is also a Taiwanese citizen and resident, while our CFO and Director, Mr. Xuedong (Tony) Tian, as a member holding approximately 5.908% of membership interest in the Sponsor, is a U.S. citizen. Therefore, our Sponsor may be deemed a foreign person as such terms are defined in 31 C.F.R. Part 800.

We are currently in the process of completing the Docter Business Combination. Docter carried out its businesses and operations primarily in Taiwan. As a result, we do not expect the Docter Business Combination to result in “control” of a “U.S. business” by a “foreign person.” under the CFIUS. Additionally, we do not expect the business of the combined company to be deemed to have a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” under the regulations administered by CFIUS. If, however, we decide not to proceed with the Docter Business Combination, or the proposed business combination is terminated or abandoned and we have to pursue an alternative business combination, or if we inadvertently concluded about CFIUS or other regulatory review on the Docter Business Combination, the significant ties to non-U.S. persons will impact us in numerous aspects as mentioned above.

Extraordinary General Meeting of Shareholders

This proxy statement is being provided to AIMA shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary Meeting to be held on December 30, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [__], 2024 to all shareholders of record of the Company as of the close of business on November 27, 2024, the Record Date for the Extraordinary Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary Meeting.

Date, Time and Place of Extraordinary Meeting

The Extraordinary Meeting will be held at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference, for which you must register in advance at: [    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Proposals at the Extraordinary Meeting

At the Extraordinary Meeting, AIMA shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), which currently provides that the Company has until April 28, 2024 to complete a business combination, and may, by resolutions of the board of directors of the Company (the “Board”) if requested by Aimfinity Investment LLC (the “Sponsor”), without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination (the “Combination Period”) up to nine times, each by an additional one-month extension (“Existing Monthly Extension”), for a total of up of nine months to January 28, 2025, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), which provides that the Company has until January 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to October 28, 2025; and

2.      Proposal No. 2 — Director Re-election Proposal — A proposal by ordinary resolution, to approve the re-election of Kevin D. Vassily as Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified (such proposal, the “Director Re-election Proposal”);

3.      Proposal No. 3 — Auditor Appointment Proposal — A proposal by ordinary resolution, to ratify the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and approve the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (such proposal, the “Auditor Appointment Proposal” and, together with the Charter Amendment Proposal and the Director Re-election Proposal, collectively, the “Proposals”); and

4.      Proposal No. 4 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the shareholders approve the Charter Amendment Proposal, the Company will have until the Initial Termination Date to consummate an initial business combination, and, without the need for any further approval of the Company’s shareholders, at the request by the Sponsor, the Company may by resolution of our Board elect to extend the Combination Period up to nine times, each by an additional New Monthly Extension, for a total of up to nine months to the Extended Termination Date. For each New Monthly Extension, our Sponsor or its affiliates or designees must deposit into the Company’s Trust Account the lesser of (i) $[    ] for all remaining public shares, and (ii) an amount equal to $[    ] for each remaining public share at the time of such deposit (each, a “New Monthly Extension Fee”). If there is (i) no redemption of the public shares, the New Monthly Extension Fee will be $[    ], (ii) a 50% redemption of

the public shares, the New Monthly Extension Fee will be $[    ], and (iii) an 80% redemption of the public shares, the New Monthly Extension Fee will be approximately $[    ]. The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by the 28th of each succeeding month until October 28, 2025.

In addition, the units offered in our initial public offering are currently traded on Nasdaq under the symbol “AIMAU”, each consisting of one New Units and one Class 1 Warrants. Each New Unit consists of one Class A Ordinary Shares, and one-half of one Class 2 Warrants. However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the Company’s IPO Prospectus and the Warrant Agreement, the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote. Each of the Proposals is more fully described in the accompanying proxy statement. For further details about the reasons for the Charter Amendment Proposal, the Director Re-election Proposal and the Auditor Appointment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal,” “Proposal No. 2 — The Director Re-election Proposal — Reasons for the Director Re-election Proposal” and “Proposal No. 3 — The Auditor Appointment Proposal — Reasons for the Auditor Appointment Proposal,” respectively.

Voting Power; Record Date

As a shareholder of AIMA, you have a right to vote on certain matters affecting AIMA. The proposals that will be presented at the Extraordinary Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned Ordinary Shares at the close of business on November 27, 2024, which is the Record Date for the Extraordinary Meeting. You are entitled to one vote for each Class A Ordinary Share and Class B Ordinary Share that you owned as of the close of business on the Record Date. The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

As of the Record Date, there were 3,604,998 issued and outstanding Class A Ordinary Shares, including 3,112,998 public shares issued and outstanding, and 2,012,500 issued and outstanding Class B Ordinary Shares.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Extraordinary Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the Extraordinary Meeting constitutes a quorum at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Insiders, who own approximately 38.66% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary Meeting and therefore will not count as votes cast at the Extraordinary Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Extraordinary Meeting will be considered non-routine matters. The shares you beneficially own are not separated from the Units or New Units you hold. As a result, if you hold your Units or New Units in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Extraordinary Meeting without your instruction.

Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary Meeting.

No Additional Matters

The Extraordinary Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Extraordinary Meeting. If any additional matters are properly presented at the Extraordinary Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card (in the form attached as Annex B) will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are an AIMA shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, AIMA’s public shareholders may demand that AIMA redeem their public shares underlying the New Units at a per-unit price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (which, for illustrative purposes, was approximately $[    ] per share as of November 27, 2024, the Record Date for the Extraordinary Meeting), regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, AIMA will redeem these shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and the holder will no longer own these shares following the redemption. However, AIMA will not implement the Charter Amendment Proposal if AIMA will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

As a public shareholder, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     separate your Units into New Units and Class 1 Warrants, if applicable;

(ii)    hold New Units;

(iii)   submit a written request to VStock, the Transfer Agent, in which you request that AIMA redeem all or a portion of your public shares underlying the New Units for cash; and

(iv)   tender your New Units by either delivering your certificate (if any) and other redemption forms to the Transfer Agent or by delivering your New Units electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their public shares underlying the New Units in the manner described above prior to the scheduled vote at the Extraordinary Meeting in order for their shares to be redeemed.

The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your Units or New Units in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of AIMA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a public shareholder, may be withdrawn (with the consent of the Board (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on December 28, 2024, If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that AIMA instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to the scheduled vote at the Extraordinary Meeting.

If a public shareholder properly makes a request for Amendment Redemption and the New Units are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, AIMA will redeem such Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Prior to exercising redemption rights, shareholders should verify the market price of New Units as they may receive higher proceeds from the sale of their New Units in the public market than from exercising their redemption rights if the market price per unit is higher than the redemption price. AIMA cannot assure its shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a public shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its public shares underlying the New Units for cash, forfeiting the Class 2 Warrants underlying the New Units and will no longer own those New Units. The public shares underlying the New Units will be redeemed and the Class 2 Warrants underlying the New Units will be automatically forfeited and cancelled without any additional actions by you. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by January 28, 2025 (or up to October 28, 2025 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 28, 2025 (or up to October 28, 2025 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 28, 2025 (or up to October 28, 2025 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on January 28, 2025 (or up to October 28, 2025 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to AIMA’s shareholders in connection with the Charter Amendment Proposal.

Proxy Solicitation Costs

AIMA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. AIMA has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary Meeting. AIMA and its directors, officer and employees may also solicit proxies in person. AIMA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AIMA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. AIMA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to AIMA shareholders. Directors, officer and employees of AIMA who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

AIMA is proposing to amend its Existing Charter to extend the date by which AIMA has to consummate a business combination to January 28, 2025 to complete a business combination, and may, by resolutions of the board of directors of the Company if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to October 28, 2025.

On the Record Date, the redemption price per share was approximately $[    ] (which is expected to be the same approximate amount prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[    ] million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding public shares. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The closing price of the New Units on Nasdaq on the Record Date was $[    ]. Accordingly, if the market price of the New Units were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[    ] more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). However, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

AIMA is a blank check company incorporated as a Cayman Islands exempted company on July 26, 2021. AIMA was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in April 2022, and consistent with AIMA’s business purpose, the Board and AIMA’s management commenced an active search for potential business combination targets, leveraging AIMA’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated in the Business Combination Agreement, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

PURSUANT TO THE IPO PROSPECTUS, THE EXISTING CHARTER AND WARRANT AGREEMENT, PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL SHALL SUBMIT THEIR NEW UNITS (SYMBOL “AIMBU”, CUSIP G0135E 142) FOR REDEMPTIONS. PUBLIC SHAREHOLDERS WHO HOLD UNITS OF THE COMPANY (SYMBOL “AIMAU”, CUSIP G0135E 100) NEED TO SEPARATE THEIR UNITS INTO NEW UNITS AND CLASS 1 WARRANTS (SYMBOL “AIMAW”, CUSIP G0135E 126) BEFORE SUBMITING YOUR REDEMPTION REQUESTS. PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL, DO NOT NEED TO SEPARATE YOUR NEW UNITS, AND

MAY SUBMIT NEW UNITS FOR REDEMPTION. THE PUBLIC SHARES UNDERLYING THE NEW UNITS WILL BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND THE CLASS 2 WARRANTS UNDERLYING THE NEW UNITS WILL BE FORFEITED AND CANCELLED.

The Existing Charter provide that the Company has until April 28, 2024 to complete a business combination, and may, by resolutions of the Board if requested by the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional Existing Monthly Extension, for a total of up to nine months to January 28, 2025. In the event that the Company does not consummate the Docter Business Combination by April 28, 2024 (or up to January 28, 2025, if extended), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining public shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Further, the Existing Charter provides that the Company may amend the Charter by special resolution to extend Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

To afford the Company more time and flexibility to complete the Docter Business Combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal, pursuant to which, once approved, the Company will have until January 28, 2025 to consummate the Docter Business Combination, and the Company may, by resolutions of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional one month until October 28, 2025, by the deposit of the lesser of (i) $[    ] for all remaining public shares and (ii) an amount equal to $[    ] for each public share at the time of such deposit, on or prior to the date of the deadline (each, a “New Monthly Extension Fee”) by the Sponsor or its affiliates or designees into the Trust Account.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of AIMA and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, AIMA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by AIMA’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary Meeting to approve the Charter Amendment Proposal.

If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before January 28, 2025, AIMA will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

In addition, neither of the Charter Amendment Proposal and the Adjournment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, the Company will have until January 28, 2025 to consummate the Docter Business Combination, and the Company may, by resolutions of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional one month (up to a total of nine months to October 28, 2025), subject to the Sponsor or its affiliates or designee depositing additional funds into the Trust Account in accordance with terms as set out in the Charter Amendment. However, pursuant to its Existing Charter, AIMA will not implement the Charter Amendment Proposal if AIMA will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

Pursuant to the Existing Charter, a public shareholder may request that the Company redeem all or a portion of its public shares for cash if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $[    ] (which is expected to be the same approximate amount prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[    ] million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding New Units. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The closing price of the New Units on Nasdaq on the Record Date was $[    ] . Accordingly, if the market price of the New Units were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[    ] more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). However, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by January 28, 2025 (or up to October 28, 2025 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 28, 2025 (or up to October 28, 2025 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 28, 2025 (or up to October 28, 2025 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on January 28, 2025 (or up to October 28, 2025 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of the Insiders and their affiliates.

To effectuate each New Monthly Extension, the Sponsor or its affiliates or designees will deposit the New Monthly Extension Fee in the amount of the lesser of (i) $[    ] for all remaining public shares and (ii) an amount equal to $[    ] for each remaining public share at the time of such deposit in the Trust Account. If there is (i) no redemption of the public shares, the New Monthly Extension Fee will be $[    ], (ii) a 50% redemption of the public shares, the New Monthly Extension Fee will be $[    ], and (iii) an 80% redemption of the public shares, the New Monthly Extension Fee will be approximately $[    ]. The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by 28th day of each succeeding month until October 28, 2025.

Interests of the Insiders of the Company

When you consider the recommendation of the Board, AIMA shareholders should be aware that aside from their interests as shareholders, the Insiders of the Company have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to AIMA shareholders that they approve the Charter Amendment Proposal. AIMA shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•        Without the approval of the Charter Amendment Proposal, the Sponsor may only be able to recover its investment in AIMA by way of (i) AIMA’s redemption of these public shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) AIMA’s redemption of these public shares upon the approval of any other amendment to any provision of the Charter relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if AIMA has not completed an initial business combination by January 28, 2025;

•        the fact that the Insiders, which include the Sponsor, directors and officers of the Company and certain former directors and officers of the Company, have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal.

•        the beneficial ownership by the Sponsor of an aggregate of the 1,692,500 Class B ordinary Shares held (the “Founder Shares”), which would become worthless if the Company does not complete a business combination within the Prescribed Timeline, as the Sponsor has agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any Founder Shares in connection with a shareholder vote to approve a proposed initial business combination. The personal and financial interests of the Sponsor may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. The Sponsor paid an aggregate of approximately $25,000 for the Founders Shares

•        the fact that the Insiders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them;

•        the fact that in order to meet the Company’s working capital needs following the consummation of the IPO, the Sponsor, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (the “Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes (in addition to the extension loans and convertible notes thereunder, if any) may be converted upon consummation of the Company’s business combination into private units at a price of $10.00 per unit. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of its initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid.

•        the fact that Insiders will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of December 31, 2023, AIMA had cash of $4989.43 remaining outside of the Trust Account. Certain fees and expenses incurred by Insiders may continue to increase if the Charter Amendment Proposal is not approved and implemented;

•        the fact that the Insiders may be incentivized to complete a business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Insiders would lose their entire investment. As a result, the Insiders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of an initial business combination; and

•        the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify AIMA to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which AIMA has entered into an acquisition agreement or claims of any third party for services rendered or products sold to AIMA, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, AIMA’s public shareholders may demand that AIMA redeem their public shares underlying the New Units at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (which, for illustrative purposes, was approximately $[    ] per share as of November 27, 2024, the Record Date for the Extraordinary Meeting), regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, AIMA will redeem these shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and the holder will no longer own these shares following the redemption. However, AIMA will not implement the Charter Amendment Proposal if AIMA will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

As a public shareholder, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     separate your Units into New Units and Class 1 Warrants, if applicable;

(ii)    hold New Units;

(iii)   submit a written request to VStock, the Transfer Agent, in which you request that AIMA redeem all or a portion of your public shares underlying the New Units for cash; and

(iv)   tender your New Units by either delivering your certificate (if any) and other redemption forms to the Transfer Agent or by delivering your New Units electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their public shares underlying the New Units in the manner described above prior to the scheduled vote at the Extraordinary Meeting.

The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your Units or New Units in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. New Units of AIMA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a public shareholder, may be withdrawn (with the consent of the Board (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on December 28, 2024. If you deliver your New Units for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that AIMA instruct the Transfer Agent to return the New Units (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to the scheduled vote at the Extraordinary Meeting.

If a public shareholder properly makes a request for Amendment Redemption and the New Units are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, AIMA will redeem such Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Prior to exercising redemption rights, shareholders should verify the market price of New Units as they may receive higher proceeds from the sale of their New Units in the public market than from exercising their redemption rights if the market price per unit is higher than the redemption price. AIMA cannot assure its shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a public shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its public shares underlying the New Units for cash, forfeiting the Class 2 Warrants underlying the New Units and will no longer own those New Units. The public shares underlying the New Units will be redeemed and the Class 2 Warrants underlying the New Units will be automatically forfeited and cancelled without any additional actions by you. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by January 28, 2025 (or up to October 28, 2025 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 28, 2025 (or up to October 28, 2025 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 28, 2025 (or up to October 28, 2025 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on January 28, 2025 (or up to October 28, 2025 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person, or represented by proxy, and entitled to vote thereon at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal.

The Board has unanimously approved the Charter Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Insiders of the Company”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE DIRECTOR RE-ELECTIO PROPOSAL

The Company’s Board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term: Class I, with a term expiring at the first annual general meeting — Kevin D. Vassily; Class II, with a term expiring at the second annual general meeting — Hanzhong (Han) Li, and Teng-Wei Chen; and Class III, with a term expiring at the third annual general meeting — I-Fa Chang and Xuedong (Tony) Tian.

One Class I director will be re-elected to the Company’s Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Mr. Kevin D. Vassily for re-election as the Class I director.

Mr. Vassily has served as a member of our Board since March 2023. Mr. Vassily has been a member of the board of directors of Tungray Technologies Inc (Nasdaq: TRSG), a Singapore manufacturing solution provider, since March 2024, Thunder Power Holdings, Inc. (Nasdaq: AIEV), a Taiwanese electronic vehicle developer, since June 2024, and Denali Capital Acquisition Corp. (Nasdaq: DECA), a SPAC, since April 2022. From June 2022 to June 2024, he served as a director of Feutune Light Acquisition Corporation, a Nasdaq-listed SPAC, until its business combination. In January 2021, he was appointed Chief Financial Officer, and in March 2021, became a member of the board of directors of iPower Inc. (Nasdaq: IPW), an online hydroponic equipment retailer and supplier. Prior to joining iPower, from 2019 to January 2021, Mr. Vassily served as Vice President of Market Development for Facteus, Inc., a financial analytics company focused on the Asset Management industry. From March 2019 through Janurary 2020, he served as an advisor at Woodseer Global, a financial technology firm providing global dividend forecasts. From October 2018 through its acquisition in March 2020, Mr. Vassily served as an advisor at Go Capture (which was acquired by Deloitte China in 2020), where he was responsible for providing strategic, business development, and product development advisory services for the company’s emerging “Data as a Service” platform. Since February 2020, Mr. Vassily has served as a director of Zhongchao Inc. (Nasdaq: ZCMD), a provider of healthcare information, education and training services to healthcare professionals and the public in China. Since July 2018, Mr. Vassily has also served as an advisor at Prometheus Fund, a Shanghai-based merchant bank/private equity firm focused on the “green” economy. From April 2015 through May 2018, Mr. Vassily served as an associate director of research at Keybanc Capital Markets Inc. From June 2010 to April 2015, he served as the director of research at Pacific Epoch, LLC (a wholly-owned subsidiary of Pacific Crest Securities LLC). From May 2007 to May 2010, he served as the Asia Technology business development representative and as a senior analyst at Pacific Crest Securities. From July 2003 to September 2006, he served as senior research analyst in the semiconductor technology group at Susquehanna International Group, LLP. From September 2001 to June 2003, Mr. Vassily served as the vice president and senior research analyst for semiconductor capital equipment at Thomas Weisel Partners Group, Inc. Mr. Vassily began his career on Wall Street in August 1998, as a research associate covering the semiconductor industry at Lehman Brothers. He holds a B.A. in liberal arts from Denison University and an M.B.A. from the Tuck School of Business at Dartmouth College.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominee. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgement. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

Required Vote

Approval of the Director Re-election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be considered present for the purposes of establishing a quorum but will have no effect on the outcome of the Director Re-election Proposal.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the Director Re-election Proposal.

The Board has unanimously approved the Director Re-election Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Insiders of the Company”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Director Re-election Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR RE-ELECTION PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company.”

PROPOSAL NO. 3 — THE AUDITOR APPOINTMENT PROPOSAL

Overview

The Auditor Appointment Proposal is asking the shareholders to ratify the selection by our audit committee of MaloneBailey, LLP (“MB”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and approve the engagement of MB to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. If our shareholders do not approve the selection of MB as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee may reconsider the selection of MB as our independent registered public accounting firm.

MB has served as the Company’s independent registered public accounting firm since May 2023. Representatives of MB are not expected to be present at the Extraordinary Meeting to answer questions.

Fees Paid to the Independent Registered Public Accounting Firm

The following is a summary of fees paid or to be paid to MB, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by MB in connection with regulatory filings. The aggregate fees billed by MB for professional services rendered for the audit of our annual financial statements, review of the financial information included in our other required filings with the SEC for the year ended December 31, 2023 was $89,000. The above amounts include interim procedures and audit fees.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” We did not pay MB for professional services rendered for audit related fees for the year ended December 31, 2023.

Tax Fees.    We did not pay MB for tax planning and tax advice for the year ended December 31, 2023.

All Other Fees.    We did not pay MB for other services for the year ended December 31, 2023.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed as provided under the audit committee charter.

Vote Required for Approval

Approval of the Auditor Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be considered present for the purposes of establishing a quorum but will have no effect on the outcome of the Auditor Appointment Proposal.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the Auditor Appointment Proposal.

The Board has unanimously approved the Auditor Appointment Proposal.

In addition, the Board considered the conflicts, as described in “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Auditor Appointment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUDITOR APPOINTMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company.”

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other Proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of [__], 2024, the latest practicable date prior to the Record Date of the Extraordinary Meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying the warrants because these securities are not exercisable within 60 days of the date hereof.

Name of Beneficial Owners(1)	Class B ordinary shares			Class A ordinary shares
	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class
I-Fa Chang	1,692,500	(1)	84.10%	—		—
Xuedong (Tony) Tian	100,000	(2)	4.97%	—		—
All officers and directors as a group (5 individuals)	1,692,500		84.10%	—		—
Aimfinity Investment LLC (our sponsor)	1,692,500	(1)	84.10%	—		—
George Jing Cao	280,000		13.91%	492,000	(2)	6.11%
Chun-Cheng Su	50,000	(3)	2.49%	—		—
Nicholas Torres III	10,000	(4)	*	—		—
James J. Long	10,000	(4)	*	—		—
Joshua Gordon	10,000	(4)	*	—		—
Xin Wang	10,000		*	—		—

____________

*        Less than one percent.

(1)      The shares reported above include 1,688,500 AIMA Class B Ordinary Shares held by the Sponsor, 10,000 AIMA Class B Ordinary Shares that are in the process of being transferred from certain former directors and officers of AIMA to the Sponsor pursuant to certain share repurchase agreement between the Sponsor and Xin Wang, Joshua Gordon, James J. Long and Nicholas Torres III, dated March 16, 2023. I-Fa Chang is the manager and sole member of our sponsor. As such, each of the sponsor and I-Fa Chang may be deemed to share beneficial ownership of the ordinary shares held directly by our sponsor. I-Fa Chang disclaims any beneficial ownership of the ordinary shares held directly by our sponsor, and disclaims any beneficial ownership of such shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly.

(2)      Mr. Xuedong (Tony) Tian, our CFO and director, is a member of the Sponsor with 5.908% of the Membership Interests in the Sponsor, which entitles him to receive the distribution of 100,000 founder shares of the Company.

(3)      Mr. Chun-Cheng Su is a member of the Sponsor with 2.954% of the Membership Interests in the Sponsor, which entitles him to receive the distribution of 50,000 founder shares of the Company.

(4)      Excluding 10,000 AIMA Class B Ordinary Shares that are in the process of being transferred from certain former directors and officers of AIMA to the Sponsor pursuant to certain share repurchase agreement between the Sponsor and Xin Wang, Joshua Gordon, James J. Long and Nicholas Torres III, dated March 16, 2023.

HOUSEHOLDING INFORMATION

Unless AIMA has received contrary instructions, AIMA may send a single copy of this proxy statement to any household at which two or more shareholders reside if AIMA believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AIMA’s expenses. However, if shareholders prefer to receive multiple sets of AIMA’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AIMA’s disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., AIMA’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

Where You Can Find More Information

AIMA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on AIMA at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary Meeting, you should contact the Company in writing at 221 W 9th St, PMB 235, Wilmington, Delaware 19801.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for the Company, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary Meeting, or no later than [__], 2024.

Annex A

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

AIMFINITY INVESTMENT CORP. I

(ADOPTED BY SPECIAL RESOLUTION DATED [    ], 2024
AND EFFECTIVE ON [    ], 2024)

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

AIMFINITY INVESTMENT CORP. I

(ADOPTED BY SPECIAL RESOLUTION DATED [    ], 2024
AND EFFECTIVE ON [    ], 2024)

1       The name of the Company is Aimfinity Investment Corp. I.

2       The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3       The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4       The liability of each Member is limited to the amount unpaid on such Member’s shares.

5       The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6       The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7       Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

Annex A-1

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AIMFINITY INVESTMENT CORP. I

(ADOPTED BY SPECIAL RESOLUTION DATED [    ], 2024
AND EFFECTIVE ON [    , 2024])

1       Interpretation

1.1    In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”

means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”

means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq Global Market, must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
“Clearing House”

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Annex A-2

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Global Market.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity-linked Securities”

means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”

means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the amended and restated memorandum of association of the Company.
“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”

means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option”

means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

Annex A-3

“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	subject to Article 29.4 and Article 47.2, has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Aimfinity Investment LLC, a Cayman Islands limited liability company, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”

means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2    In the Articles:

(a)  words importing the singular number include the plural number and vice versa;

(b)  words importing the masculine gender include the feminine gender;

(c)  words importing persons include corporations as well as any other legal or natural person;

(d)  “written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)  “shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)   references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)  any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)  the term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

Annex A-4

(i)   headings are inserted for reference only and shall be ignored in construing the Articles;

(j)   any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)  any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)   sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m) the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)  the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2       Commencement of Business

2.1    The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2    The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3       Issue of Shares and other Securities

3.1    Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share Conversion set out in the Articles.

3.2    The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3    The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4    The Company shall not issue Shares to bearer.

4       Register of Members

4.1    The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2    The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

Annex A-5

5       Closing Register of Members or Fixing Record Date

5.1    For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2    In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3    If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6       Certificates for Shares

6.1    A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2    The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3    If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4    Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5    Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7       Transfer of Shares

7.1    Subject to the terms of the Articles, any Member may transfer all or any of their Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units

Annex A-6

issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2    The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8       Redemption, Repurchase and Surrender of Shares

8.1    Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)  Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)  Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Sponsor will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)  Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2    Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3    The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4    The Directors may accept the surrender for no consideration of any fully paid Share.

9       Treasury Shares

9.1    The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2    The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10     Variation of Rights of Shares

10.1  Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the

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holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Ordinary Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2  For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3  The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11     Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12     Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13     Lien on Shares

13.1  The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2  The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3  To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4  The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

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14     Call on Shares

14.1  Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least 14 clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2  A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3  The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4  If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5  An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6  The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7  The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8  No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15     Forfeiture of Shares

15.1  If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2  If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3  A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4  A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by that person to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies due and payable by them in respect of those Shares.

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15.5  A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6  The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16     Transmission of Shares

16.1  If a Member dies, the survivor or survivors (where they were a joint holder), or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to the deceased Member’s Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which the Member was a joint or sole holder.

16.2  Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

16.3  A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by them registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17     Class B Ordinary Share Conversion

17.1  The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

17.2  Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the day of the consummation of a Business Combination.

17.3  Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20% of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares issued or deemed issued or issuable upon conversion or

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exercise of any Equity-linked Securities or rights issued or deemed issued in connection with or in relation to the consummation of a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates or any Director or Officer upon conversion of working capital loans made to the Company.

17.4  Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5  The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of Shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6  Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7  References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8  Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18     Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1  The Company may by Ordinary Resolution:

(a)  increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)  consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)  convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)  by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)  cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2  All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

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18.3  Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, Article 29.4 and Article 47.2, the Company may by Special Resolution:

(a)  change its name;

(b)  alter or add to the Articles;

(c)  alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)  reduce its share capital or any capital redemption reserve fund.

19     Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20     General Meetings

20.1  All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2  The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3  The Directors, the chief executive officer or the chairperson of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4  Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21     Notice of General Meetings

21.1  At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)  in the case of an annual general meeting, by all of the Members entitled to attend and vote at the meeting; and

(b)  in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

21.2  The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

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22       Proceedings at General Meetings

22.1    No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2    A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3    A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4    If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5    The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if the person shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

22.6    If no Director is willing to act as chairperson or if no Director is present within 15 minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairperson of the meeting.

22.7    The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8    When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9    If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10  When a general meeting is postponed for 30 days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11  A resolution put to the vote of the meeting shall be decided on a poll.

22.12  A poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

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22.13  A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14  In the case of an equality of votes the chairperson shall be entitled to a second or casting vote.

23       Votes of Members

23.1    Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4 and Article 47.2, every Member present in any such manner shall have one vote for every Share of which they are the holder.

23.2    In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3    A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4    No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.

23.5    No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson whose decision shall be final and conclusive.

23.6    Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7    A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

24       Proxies

24.1    The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2    The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

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24.3  The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.

24.4  The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5  Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25     Corporate Members

25.1  Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

25.2  If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26     Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27     Directors

27.1  There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2  The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until their successor shall have been appointed and qualified.

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28     Powers of Directors

28.1  Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2  All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3  The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4  The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29     Appointment and Removal of Directors

29.1  Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2  The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3  After the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4  Prior to the consummation of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90% of such Members (which shall include a simple majority of the holders of Class B Shares) as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.

30     Vacation of Office of Director

The office of a Director shall be vacated if:

(a)  the Director gives notice in writing to the Company that they resign the office of Director; or

(b)  the Director is absent (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or

(c)  the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)  the Director is found to be or becomes of unsound mind; or

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(e)  all of the other Directors (being not less than two in number) determine that the Director should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31     Proceedings of Directors

31.1  The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2  Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote.

31.3  A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.

31.4  A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5  A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6  The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7  The Directors may elect a chairperson of their board and determine the period for which they are to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairperson of the meeting.

31.8  All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9  A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by that Director. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32     Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson

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or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33     Directors’ Interests

33.1  A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2  A Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director.

33.3  A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

33.4  No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

33.5  A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34     Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

35     Delegation of Directors’ Powers

35.1  The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2  The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

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35.3  The Directors may adopt formal written charters for committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4  The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5  The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

35.6  The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate their office at any time if they give notice in writing to the Company that they resign their office.

36     No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37     Remuneration of Directors

37.1  The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2  The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director’s ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

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38     Seal

38.1  The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2  The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3  A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39     Dividends, Distributions and Reserve

39.1  Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2  Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3  The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by the Member to the Company on account of calls or otherwise.

39.4  The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5  Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6  The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7  Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

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39.8  No Dividend or other distribution shall bear interest against the Company.

39.9  Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40     Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

41     Books of Account

41.1  The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2  The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3  The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42     Audit

42.1  The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2  Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

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42.3    If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4    The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5    If the office of Auditor becomes vacant by resignation or death of the Auditor, or by their becoming incapable of acting by reason of illness or other disability at a time when their services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6    Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7    Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42.8    Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

42.9    The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

42.10  At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43     Notices

43.1  Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, telex, fax or email to such Member or to such Member’s address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2  Where a notice is sent by:

(a)  courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)  post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)  telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

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(d)  email or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient; and

(e)  placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3  A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4  Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44     Winding Up

44.1  If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)  if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)  if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2  If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45     Indemnity and Insurance

45.1  Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

Annex A-23

45.2  The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3  The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46     Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

47     Transfer by Way of Continuation

47.1  If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands. For the purposes of a Special Resolution to be passed pursuant to this Article, a holder of Class B Shares shall have ten votes for every Class B Share of which he is the holder and a holder of Class A Shares shall have one vote for every Class A Share of which he is the holder.

47.2  Prior to the consummation of a Business Combination, Article 47.1 may only be amended by a Special Resolution passed by at least 90% of such Members (which shall include a simple majority of the holders of Class B Shares) as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.

48     Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49     Business Combination

49.1  Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2  Prior to the consummation of a Business Combination, the Company shall either:

(a)  submit such Business Combination to its Members for approval; or

(b)  provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

Annex A-24

49.3  If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4  At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5  Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

49.6  A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7  Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall consummate a Business Combination by January 28, 2025, provided however that if the board of Directors anticipates that the Company may not be able to consummate a Business Combination by January 28, 2025, the Company may, by resolution of the board of Directors if requested by the Sponsor, without the need for any further approval of the Members, extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month (for a total of up to 9 months until October 28, 2025) to complete a Business Combination, subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account, for each one (1) month period, the lesser of (a) US$[ ] for all remaining Public Shares, and (b) an amount equal to US$[ ] for each remaining Public Share at the time of such deposit. In the event that the Company does not consummate a Business Combination by January 28, 2025, or (in the case of nine (9) valid extensions of an additional one (1) month) October 28, 2025, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)  cease all operations except for the purpose of winding up;

(b)  as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to

Annex A-25

the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)  as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8  In the event that any amendment is made to the Articles:

(a)  to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by January 28, 2025 (or, if the board of Directors has resolved to extend the period of time to consummate a Business Combination as described in Article 49.7, up to October 28, 2025), or such later time as the Members may approve in accordance with the Articles; or

(b)  with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.9    A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10  After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)  receive funds from the Trust Account; or

(b)  vote as a class with Public Shares on a Business Combination.

49.11  A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.12  As long as the securities of the Company are listed on the Nasdaq Global Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

49.13  The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such a Business Combination is fair to the Company from a financial point of view.

Annex A-26

50     Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9 and 8832 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

51     Business Opportunities

51.1  To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself or themselves, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

51.2  Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

51.3  To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

52     Exclusive Jurisdiction and Forum

52.1  Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)  any derivative action or proceeding brought on behalf of the Company;

(b)  any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

(c)  any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or

(d)  any action asserting a claim against the Company governed by the internal affairs doctrine (as such concept is recognised under the laws of the United States of America).

52.2  Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

Annex A-27

52.3  Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

52.4  Article 52.1, Article 52.2 and Article 52.3 shall not apply to any action or suits brought to enforce any liability or duty created by the U.S. Securities Act of 1933, as amended, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Annex A-28

Annex B

AIMFINITY INVESTMENT CORP. I
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING TO BE HELD ON DECEMBER 30, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Proposals provided hereof hereby acknowledges receipt of the notice and Proxy Statement, dated [__], 2024, in connection with the Extraordinary General Meeting in lieu of an annual general meeting to be held at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference, for which you must register in advance at: [    ], or at such other time (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.    IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF
PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Charter Amendment Proposal: To approve by way of a special resolution that, the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), which currently provides that the Company has until April 28, 2024 to complete a business combination, and may, by resolutions of the board of directors of the Company (the “Board”) if requested by Aimfinity Investment LLC (the “Sponsor”), without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination (the “Combination Period”) up to nine times, each by an additional one-month extension (“Existing Monthly Extension”), for a total of up of nine months to January 28, 2025, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), which provides that the Company has until January 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to October 28, 2025.

For	Against	Abstain
☐	☐	☐

PROPOSAL No. 2 — Director Re-election Proposal — A proposal by ordinary resolution, to approve the re-election of Kevin D. Vassily as Class I director of the Company to serve a three-year term until the third succeeding annual general meeting after this Extraordinary Meeting or until his successor is appointed and qualified.

For	Against	Abstain
☐	☐	☐

PROPOSAL No. 3 — Auditor Appointment Proposal — A proposal by ordinary resolution, to ratify the engagement of MB to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and to approve the engagement of MB to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain
☐	☐	☐

Annex B-1

PROPOSAL 4 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Charter Amendment.

For	Withheld
☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting            ☐ YES            ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________
Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ABSTENTIONS WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL. THE DIRECTOR RE-ELECTION PROPOSAL AND THE AUDITOR APPOINTMENT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Annex B-2